Exhibit 99.1 Hess Corporation SPECIAL MEETING TO APPROVE MERGER WITH CHEVRON 2024 ANNUAL MEETING May 2024

Forward-Looking Statements & Other Information FORWARD-LOOKING STATEMENTS This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements and other forward-looking statements in this document by words such as “expects,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential transaction, including the expected time period to consummate the potential transaction, and the anticipated benefits (including synergies) of the potential transaction. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Chevron and Hess, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by Chevron and Hess; potential delays in consummating the potential transaction, including as a result of regulatory proceedings or the ongoing arbitration proceedings regarding preemptive rights in the Stabroek Block joint operating agreement; risks that such ongoing arbitration is not satisfactorily resolved and the potential transaction fails to be consummated; Chevron’s ability to integrate Hess’ operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the potential transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against Chevron and Hess or their respective directors; the possibility that the potential transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of Chevron or Hess and potential difficulties in Hess employee retention as a result of the potential transaction, as well as the risk of disruption of Chevron’s or Hess’ management and business disruption during the pendency of, or following, the potential transaction; changes to the company’s capital allocation strategies; uncertainties as to whether the potential transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the potential transaction and that are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of the announcement of the potential transaction, and the pendency or completion of the proposed acquisition on the market price of Chevron’s or Hess’ common stock and/or operating results; rating agency actions and Chevron’s and Hess’ ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chevron’s or Hess’ control; legislative, regulatory and economic developments targeting public companies in the oil and gas industry; and the risks described in (i) Part I, Item 1A “Risk Factors” of (a) Chevron’s Annual Report on Form 10-K for the year ended December 31, 2023 and (b) Hess’ Annual Report on Form 10-K for the year ended December 31, 2023, (ii) Hess’ definitive proxy statement in connection with the potential transaction, and (iii) other filings of Chevron and Hess with the U.S. Securities and Exchange Commission (“SEC”). Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Chevron nor Hess assumes an obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the potential transaction, Chevron filed a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of Hess. The registration statement was declared effective on April 26, 2024. Chevron filed a prospectus on April 26, 2024, and Hess filed a definitive proxy statement on April 26, 2024. Hess commenced mailing of the definitive proxy statement/prospectus to stockholders of Hess on or about April 26, 2024. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or Hess may file with the SEC and send to Hess’ stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND HESS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Chevron or Hess through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron will be available free of charge on Chevron’s website at http://www.chevron.com/investors. Copies of the documents filed with the SEC by Hess will be available free of charge on Hess’ website at http://www.hess.com/investors. 2

Forward-Looking Statements & Other Information (Cont.) PARTICIPANTS IN THE SOLICITATION Chevron, Hess, their respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of Hess with respect to the potential transaction. Information about the identity of Chevron’s (i) directors is set forth in the section entitled “director summary” on page 9 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_6a) and (ii) executive officers is set forth in the section entitled “Information about our Executive Officers at February 26, 2024” on page 31 of Chevron’s Annual Report on Form 10-K filed with the SEC on February 26, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000009341024000013/cvx-20231231.htm#ib7903ee4cd7540d8ab5b70d4bf454edd_178). Information about the compensation of Chevron’s non-employee directors is set forth in the section entitled “2023 non-employee director compensation” starting on page 25 of Chevron’s proxy statement on Schedule 14A filed on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_10). Information about the compensation of Chevron’s named executive officers is set forth in the section entitled “compensation discussion and analysis” starting on page 49 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_35) and the Current Report on Form 8-K filed with the SEC on February 2, 2024 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/93410/000009341024000007/cvx-20240130.htm). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “related person transactions” on page 105 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_50). Information about the beneficial ownership of Chevron securities by Chevron’s directors and named executive officers is set forth in the section entitled “security ownership of certain beneficial owners and management” starting on page 102 of Chevron’s proxy statement on Schedule 14A filed with the SEC on April 10, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/93410/000119312524091327/d557504ddef14a.htm#toc557504_47). Information about the identity of Hess’ (i) directors is set forth in the section entitled “Director Nominees” on page v of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_11) and (ii) executive officers is set forth in the section entitled “Information about our Executive Officers” on page 18 of Hess’ Annual Report on Form 10-K filed with the SEC on February 26, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000162828024006845/hes-20231231.htm#ia1d039205cfa47fd9abb4a2a0a824bd0_22). Information about the compensation of Hess’ non-employee directors is set forth in the section entitled “Director Compensation” on page 20 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_32). Information about the compensation of Hess’ named executive officers is set forth in the section entitled “Compensation Discussion and Analysis” starting on page 21 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_34) and the Current Report on Form 8-K filed with the SEC on March 8, 2024 (and available at: https://www.sec.gov/Archives/edgar/data/4447/000119312524063665/d741455d8k.htm). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Related Party Transactions” on page 9 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_25). Additional information about Hess’ directors and executive officers with respect to the proposed transaction is available in Hess’ definitive proxy statement for the transaction, including under the sections entitled “The Merger—Hess Board’s Recommendations and Its Reasons for the Merger,” “The Merger—Interests of Directors and Executive Officers,” “The Merger—Director and Officer Indemnification,” “The Merger Agreement—Merger Consideration—Treatment of Hess Equity Awards,” “Special Meeting—Voting by Hess’ Directors and Executive Officers,” and “Non-Binding, Advisory Vote on Merger-Related Compensation for Hess’ Named Executive Officers.” Information about the beneficial ownership of Hess securities by Hess’ directors and named executive officers is set forth in the section entitled “Ownership of Equity Securities by Management” on page 19 of Hess’ proxy statement on Schedule 14A filed with the SEC on April 5, 2024 (and available at https://www.sec.gov/Archives/edgar/data/4447/000119312524088446/d520445ddef14a.htm#toc520445_31) and the section entitled “The Merger—Share Ownership of Directors, Executive Officers and Certain Beneficial Owners of Hess” on page 75 of Hess’ definitive proxy statement. To the extent that Hess’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement for the transaction, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13G filed with the SEC. We use certain terms in this presentation relating to resources other than proved reserves, such as unproved reserves or resources. Investors are urged to consider closely the oil and gas disclosures in Hess Corporation’s Form 10-K for the year ended December 31, 2023, available from Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036 c/o Corporate Secretary and on our website at www.hess.com. You can also obtain this form from the SEC on the EDGAR system. This presentation includes certain non-GAAP financial measures, including free cash flow. These Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. 3

Upcoming Shareholder Meetings Key Information § 2024 ANNUAL MEETING WILL BE HELD ON MAY 15, 2024 — NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AVAILABLE AT THE FOLLOWING LINK — 2023 ANNUAL REPORT AVAILABLE AT THE FOLLOWING LINK § SPECIAL MEETING WILL BE HELD ON MAY 28, 2024, TO APPROVE THE MERGER WITH CHEVRON — NOTICE OF SPECIAL MEETING AND DEFINITIVE PROXY STATEMENT ARE AVAILABLE AT THE FOLLOWING LINK 4

SPECIAL MEETING TO APPROVE MERGER WITH CHEVRON

Executive Summary

The merger of Hess and Chevron is strategic with compelling benefits

HESS

Compelling Value	▪ All-time high share price for Hess – 10.3% premium to 20-day average closing price[1] ▪ Stock for stock – Hess shareholders will own ~15% of Chevron and participate in upside ▪ Clear synergies – ~$1 billion in annual synergies expected within a year of closing
Superior Cash Returns	▪ Hess shareholders expected to receive a ~4x increase in quarterly dividends per share ▪ 2024 will mark Chevron's 37th consecutive year of dividend per share growth ▪ Chevron has a $75 billion buyback authorization with $20 billion annual buyback guidance[2]
World Class Scale and Diversification	▪ Diverse, global asset portfolio with high margin investment opportunities ▪ Combined portfolio built for $50 Brent[3] with an extended growth profile into the 2030s ▪ Flexibility to optimize capital allocation across geographies, products and businesses
Leading Financial Strength	▪ Balance sheet strength for any business environment ▪ Industry leading credit ratings: S&P AA- / Moody's Aa2[4] ▪ Capacity to fund major projects, deliver cash returns and lead in the energy transition
Shared Core Values	▪ Merger offers a strong cultural fit and complements Hess' values and long-term goals ▪ Hess and Chevron committed to strong ESG performance and disclosure ▪ Hess' assets expected to help propel Chevron towards a lower carbon future
Unanimous Board Approval	▪ Highly qualified Hess directors considered various alternatives ▪ The board unanimously determined that the merger is in the best interest of shareholders ▪ Merger provides superior path for sustainability and shareholder value with lower risk

A merger with Chevron is strategic for Hess shareholders, combining two strong companies

Source: Bloomberg, Chevron
[1] As of 20-Oct-2023 (last closing price pre-announcement). [2] Post-closing in Chevron's stated upside oil price scenario. [3] Chevron able to cover both capex and dividends at $50 Brent per Chevron's announcement presentation (23-Oct-2023). [4] S&P and Moody's long-term ratings, respectively.

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1 Compelling Value

Hess shareholders will have ~15% pro forma ownership of Chevron

HESS

All-Time High[1]

1.025x exchange ratio at announcement represented an **all-time high implied value of $171.00 per Hess share[1]**

Consideration represented a **10.3% premium** to Hess' average share price over the 20-day period prior to the announcement

Merger **crystalized 180% TSR** which leads all S&P 500 energy companies over the preceding 5 years up to announcement[2]

S&P 500 Energy Companies (5 Year TSR[2])



180%
HESS

Stock-for-Stock

Hess shareholders **capture leading value creation** over prior 5 years

Hess / Chevron Exchange Ratio[3] (2018-2023)



1.025x
0.900x
0.700x
0.500x
0.300x

Full participation in cash returns and world-class investment opportunities of combined portfolio

Chevron free cash flow expected to more than double by 2027[4]

Clear Synergies

Clear and achievable $1 billion in run-rate synergies expected within a year of closing



Put Options
Corp / G&A
Tax

Capitalizes on premium valuation and leading performance while retaining attractive upside

Source: Bloomberg, Chevron

[1] Based on Chevron's closing price on 20-Oct-2023 (last closing price pre-announcement). [2] Total shareholder return per Bloomberg as of 20-Oct-2023. [3] Exchange ratio implied by daily Hess closing share price divided by daily Chevron closing share price from 20-Oct-2018 through 20-Oct-2023. [4] Free cash flow is a non-GAAP financial measure which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to Chevron's announcement presentation (23-Oct-2023) for definitions and reconciliations, as applicable, of the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP.

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Superior Cash Returns

Immediate, attractive increases in cash returns to Hess shareholders

Major Increase in Dividends per Share



$1.63
~4x
Greater quarterly dividend per share
$0.44
HESS
HESS + Chevron

Post-Closing Annual Share Repurchase Guidance Up to $20B[1,2]



$75B
Share buyback authorization¹
$20B
Annual share buyback²
$1B
Share buyback authorization (Unutilized in 2023)
HESS
HESS + Chevron

Material increase in cash returns through dividends and share repurchases

Source: Chevron

[1] As of 31-Mar-2024, $60.8 billion authorization remaining. Bar chart for repurchases based on initial authorization sizes. [2] Post-closing in Chevron's stated upside oil price scenario.

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3 World Class Scale and Diversification

Flexibility to optimize capital allocation across global asset portfolio

HESS

Pro Forma by the Numbers

~3.5 MMBOED	12.4 BBOE	>180 Net TCF	1.8 MMBO/D	>40	$10 Billion
Pro forma 2023 production	Pro forma YE 2023 reserves	Pro forma global gas resource	Crude oil refining capacity	Chemical facilities globally	Lower carbon investments planned by 2028

Pro Forma Major Assets

- ✓ World class, diversified assets reduce portfolio concentration risk
- ✓ Global high margin investment opportunities
- ✓ Significant positions in Guyana, Permian, DJ, Bakken, offshore Gulf of Mexico, TCO, Australia, and the Eastern Mediterranean
- ✓ Combined portfolio built for $50 Brent[1] with an extended growth profile into the 2030s
- ✓ Large-scale Chevron New Energies[2] investments



Bakken and Hess Midstream
DJ Basin
Permian Basin
Gulf of Mexico
Guyana
TCO
Eastern Med
SE Asia
Australia
Hess Assets
Chevron Key Upstream Assets
Chevron Other Upstream Assets
Chevron Downstream / Refining

Shareholders benefit from diversification across geographies, products and businesses

Source: Chevron

[1] Chevron able to cover both capex and dividends at $50 Brent per Chevron's announcement presentation (23-Oct-2023). [2] Per Chevron's 2023 10-K, Chevron New Energies is focused on developing new lower carbon businesses that have the potential to scale.

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4 Leading Financial Strength Lower risk, greater resilience and new opportunities Transformational Financial Benefits S&P / Moody’s Credit Ratings vs. Selected Peers Hess AA- / AA- / Chevron + Hess ü Financial strength for any business environment Aa2 Aa2 A+ / Super Majors Aa2 Large Cap Independents A+ / A1 ü S&P: AA- / Moody’s: Aa2 ratings¹ A- / A1 A- / A2 A- / A3 ü Improved capacity to optimize capital allocation BBB / BBB / Baa2 Baa2 BBB- / Baa2 — Fund diverse, high margin projects BBB- / BBB- / Baa3 Baa3 BB+ / Baa3 — Enhance cash returns to shareholders — Lead in the energy transition OXY MRO HES FANGCTRA DVN EOG COP BP TTE SHEL XOM CVX Leading financial strength with capacity to optimize capital allocation for maximum value Source: Chevron, Moody’s, S&P, Bloomberg 10 ¹ S&P and Moody’s long-term ratings, respectively. S&P / Moody’s Credit Rating Moody's / S&P Credit Rating

5 Shared Core Values Committed to environmental sustainability and positive social impact A Lower Carbon Energy Future Aligned on ESG Goals and Core Values Hess’ assets expected to help propel Chevron towards Chevron and Hess share core values of integrity, shared goal of a lower carbon energy future while also collaboration, accountability, environmental sustainability delivering higher returns and making a positive social impact on our communities Carbon Intensity Hess and Chevron committed to strong ESG Kg CO e per BOE performance and disclosure 2 Combined company will have greater scale 60 and resources to respond to increasing regulatory and other ESG matters 40 The merger agreement includes provisions that should facilitate the retention of Hess employees and enhance their ability to provide value for shareholders of the 20 combined company Chevron, like Hess, hires, develops, and strives to retain 0 a diverse workforce of high-performing talent, and fosters Global Global CVX 2028 Guyana Bakken a culture that values diversity, inclusion and employee Industry Industry Targets¹ 2028 2028 engagement Average Gas Average Oil Strong cultural fit complements Hess’ values and long-term goals Sources: Chevron’s 2023 Climate Change Resilience Report (p. 66), IEA, Hess disclosures 11 ¹ Reflects Chevron’s 2028 GHG emissions intensity targets for oil carbon intensity (Scope 1 and 2) and gas carbon intensity (Scope 1 and 2).

6 Unanimous Board Approval Highly qualified Hess directors considered various alternatives ü Assessment drew from the Board’s collective financial, industry, and M&A expertise § 6 of 12 directors with Financial, Banking and Risk Management expertise § 7 of 12 with Oil & Gas expertise ü Carefully evaluated the merger and considered other alternatives § Alternatives reviewed included continuing as a standalone company, as well as engaging in other potential transactions ü Weighed the benefits and risks of reaching out to other potential counterparties § Determined that outreach to the limited universe of potential counterparties was subject to risks, including confidentiality and execution risks, that would likely outweigh any potential benefits § Further determined that these counterparties were unlikely to be willing or able to offer more attractive value on a risk-adjusted basis to Hess’s stockholders than Chevron ü Robust negotiation process to secure favorable terms from Chevron § Authorized management to negotiate with Chevron based on a minimum one-for-one exchange ratio, and oversaw an improvement to the exchange ratio from Chevron’s original proposal § Approved a merger with consideration implying a 10.3% premium to the 20-day average closing price prior to announcement and implied value of $171.00 per share, representing a record high share price Hess’ Board unanimously determined that the merger provides a superior path for sustainability and enhancing shareholder value while mitigating risk 12

Research Analyst Commentary Post-announcement reactions “While HES provides growth, CVX will provide financial strength, so HES shareholders will be able to benefit from a diversified portfolio of assets, a strong balance sheet and high cash returns.” -- Scotiabank, 23-Oct-2023 “Good deal for HES – the $171/share takeout price is 53% above our $112/share NAV at the strip and ~30% above our NAV at $75/bbl long-term prices.” -- Pickering Energy, 23-Oct-2023 “HES trades at a 5-year high, and the multiple paid by CVX reflects the growth outlook. HES holders retain upside exposure and receive greater capital returns, with reduced downside by being in a larger entity.” -- UBS, 23-Oct-2023 “Joining the HES fan club. We’re card carriers and as CVX communicates the value of the HES growth to its value-oriented shareholders, more will join.” -- Bernstein, 02-Nov-2023 Note: Specific research note excerpts may be edited for length and/or clarity. 13

2024 ANNUAL MEETING

Highly Qualified, Independent Board

Complementary group of twelve highly engaged directors

Hess Board of Directors



James H. Quigley
Independent Chairman
Fmr. CEO, Deloitte, Touche Tohmatsu Ltd.
Director Since: 2013
Committees: Audit, Compensation



John B. Hess
CEO
Director Since: 1978
Committees: None
To join Chevron Board effective at closing



Terrence J. Checki
Fmr. EVP, Federal Reserve Bank of NY
Director Since: 2014
Committees: Audit (Chair), Compensation, Governance



Leonard S. Coleman, Jr.
Fmr. Pres., Nat'l. League of Major League Baseball; Fmr. Commissioner, NJ Dept. of Energy
Director Since: 2016
Committees: Governance, EHS



Lisa Glatch
Fmr. President LNG & Net-Zero Solutions, Sempra Infrastructure
Director Since: 2022
Committees: EHS



Edith E. Holiday
Corporate Director and Trustee
Director Since: 1993
Committees: Governance (Chair)



Marc S. Lipschultz
Co-CEO & Director, Blue Owl Capital
Director Since: 2016
Committees: Compensation (Chair)



Raymond J. McGuire
President, Lazard Ltd.
Director Since: 2022
Committees: Governance



David McManus
Fmr. EVP, Pioneer Natural Resources
Director Since: 2013
Committees: Compensation, EHS



Dr. Kevin O. Meyers
Fmr. SVP of Americas E&P, ConocoPhillips
Director Since: 2013
Committees: Audit, EHS (Chair)



Karyn F. Ovelmen
EVP and CFO, Newmont Corporation
Director Since: 2020
Committees: Audit



William G. Schrader
Fmr. COO, TNK-BP Russia
Director Since: 2013
Committees: Audit, EHS

Director Skills, Experiences and Expertise

Skill	Count	Skill	Count
C-Suite Executive	9	International	11
ESG	9	Oil & Gas	7
Financial, Banking & Risk Management	6	Public Policy & Regulatory	9
Innovation & Technology	5		

Board Composition and Refreshment Reflects Commitment to Diversity

- ✓ **The Board has undergone significant refreshment over the last decade, and each of the three newest members enhance the diversity of the Board**
- ✓ **The Board also maintains a policy to include women and minority candidates in director candidate pool ("Rooney Rule")**

Directors added since 2020

Independent Director Diversity


45%
DIVERSE
3
2
6
Diverse (based on gender)
Diverse (based on race/ethnicity)

Value from diverse and complementary set of backgrounds, skills and expertise

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2023 Compensation Program Overview

Designed to attract, retain and motivate talented executives

Named Executive Officer (NEO) Pay Mix[1]

Element	Metrics		
Base Salary	**Fixed Rate of Pay**; limited historical adjustments		
Annual Incentive Plan ("AIP") *Thorough, rigorous target-setting process informed by multiple inputs including public guidance, budgets for the year and other relevant business factors*	**Enterprise-Wide Performance Metrics** ▪ Environment, Health and Safety (5 measures) – 20% each ▪ Production – 20% each ▪ Capital and Exploratory Spend – 15% each ▪ Controllable Operated Cash Costs – 15% each ▪ Returns and Cash Flow – 15% each • Cash Return on Capital Employed • EBITDAX ▪ Exploration Resource Additions – 15% each **Strategic Modifier** (new for 2023) ▪ Enterprise-wide, based on 5 evaluation themes aligned with business objectives ▪ *May adjust AIP +/-25% of target*	**Individual Performance Modifier** ▪ Assessment of individual performance against goals set at the beginning of each year (strategic, operational, etc.) ▪ *May adjust AIP to 0% or up to +25% of target*	
	Payout capped at 200% of target		
Long-Term Incentives ("LTI")	**60% Performance Share Units** ("PSUs") ▪ 3-year relative TSR vs. industry and broader S&P 500 (new for 2023) ▪ *Payout from 0%-210% (capped at 100% if TSR is negative)*	**20% Stock Options** (40% for CEO) ▪ Stock price must appreciate for any value to be realized	**20% Restricted Stock** (0% for CEO) ▪ Vesting occurs ratably over three years

CEO Target Pay Mix[1]



90%
variable pay
Salary 10%
Target Bonus 15%
Stock Options 30%
PSUs 45%

CEO's long-term incentive is 100% performance-contingent

Increase to 2023 target CEO pay comprised 100% in long-term equity

As part of its compensation governance practices, Hess maintains double-trigger change-in-control severance benefits

Our compensation program is aligned with achieving our business goals

[1] As disclosed in 2024 Proxy Statement.

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2023 Annual Incentive Plan

Rigorous targets drive strong financial and operational performance

2023 AIP Targets and Outcomes

- **The compensation committee follows a rigorous target setting process informed by our public guidance, budgets for the year and other key business factors**
- **Given the evolution of our portfolio and evolving market dynamics, comparing changes in target levels on a year-over-year basis is not representative of the level of difficulty in achieving these targets**
- **The committee sets targets that are aligned with our business operations and the execution of our strategy**

Metric	Y-o-Y Target-setting Context	2023 Result
Environment, Health & Safety	Varies by measure based on Co. performance	Above target; strong flare rate, safety and compliance performance
Capital and Exploratory Spend	Expected to be higher to support Guyana developments	Below target; acceleration of Guyana spend and additional funds for Pickerel development
Returns and Cash Flow	Expected to be lower year-over-year due to declining oil price environment	Above target; strong cash from operations drove above-target CROCE and EBITDAX
Production	Expected to be higher due to production from Guyana + Bakken / aligned with public guidance	Above target; successful operations in Guyana + Bakken
Controllable Op. Cash Costs	Expected to be higher due to expected production increase	Below target; higher production drove increased cash costs
Exploration Resource Additions	Based on finding costs on budgeted exploration spend; absolute target raised >20% year-over-year	Above target; exceptional exploration and appraisal success in Guyana and an oil discovery in Gulf of Mexico

New for 2023
Enterprise-wide strategic modifier supports recognition of important accomplishments under the AIP *(+/-25% of target)*

- Enterprise-wide program that captures and rewards collective team success on strategic and operational actions across five evaluation themes not otherwise quantifiable under existing AIP metrics
- Strengthens incentive to take near-term strategic actions that are critical to positioning Hess for long-term success and appropriately reflect our business cycle
- Evaluation themes determined at the beginning of the year and assessed in early 2024
- Significant accomplishments led by NEOs (as detailed in our 2024 Proxy Statement) resulted in +25% modifier in 2023

2023 AIP Enterprise Payout

Achieved at **165.5%** performance, inclusive of 25% strategic modifier

*5-year avg. payout of **116%** vs. peer median of **132%***

No CEO individual modifier since 2013 Annual Bonus; no non-CEO NEO individual modifier since 2018 AIP

17

2023 Long-Term Incentive Plan

Reflects market activity and aligns executives' and stockholder interests

New for 2023 **2023 PSU awards to be measured on 3-yr Hess TSR CAGR vs. XOP Total Return Index; S&P 500 Total Return Index retained as modifier**	▪ Performance is determined based on Hess' 3-year TSR CAGR vs. XOP Total Return Index ▪ XOP index provides a robust and durable competitor group for assessing performance in light of recent market activity and ongoing industry consolidation ▪ Maintains an emphasis on outperforming a broad industry peer set, including several larger peers than prior peer group (XOP includes all previous compensation peers as well as ExxonMobil, Chevron, and other U.S. oil and gas E&P companies) ▪ S&P 500 modifier retains commitment to measure returns vs. broader market ▪ Balanced, market-aligned payout curve; payouts capped at 100% regardless of relative performance if TSR is negative

2021-2023 PSU Performance

Earned at **66.0%** of target

- Hess achieved a **232% TSR over the 3-year performance period**, ranking eighth among our 2021 comparator group of peer companies and the S&P 500 Total Return Index
- **Exceptional absolute TSR over the performance period**; relative TSR impacted by our company's early recovery in navigating the low oil price environment in 2020
- Over the longer-term, our **5-year TSR ranks highest** among comparator group and S&P 500 Total Return Index



5-Year TSR
Dec 31, 2023
182%
112%
107%
97%
95%
81%
69%
57%
45%
39%
15%
3%
Hess
Peer 1
2
3
4
S&P 500
6
7
8
9
10
11

18

Historic Carbon Credits Agreement

Important part of our company's commitment to achieve net zero emissions


Hess to purchase high quality carbon credits from Government of Guyana for a minimum of $750 MM between 2022 and 2032

Saving the world's forests is key to achieving the Paris Agreement and the global ambition for net zero emissions by 2050

Deforestation and land degradation represent ~20% of the world's GHG emissions

>130 countries including Guyana pledged at COP26 to end deforestation by 2030

Guyana's 18 million hectares of forest store ~20 billion tonnes of carbon dioxide equivalent[1]

Agreement is for 37.5 MM high quality ART TREES carbon credits (current and future issuances)

Government plans to invest proceeds in sustainable development to improve the lives of the people of Guyana[1]

15% of proceeds (~$112 million) will be directed to indigenous communities[1]

One of the largest private sector forest preservation agreements in the world

[1] Government of Guyana's Low Carbon Development Strategy 2030.

19

Commitment to Sustainability

Taking action to reduce emissions…

Strategy and reporting aligned with TCFD[1] recommendations

Support aim of Paris Agreement with **company commitment to achieve net zero scope 1 and 2** GHG emissions on an equity basis by 2050

Outperformed 5-year emission reduction targets for 2020

Reduced operated GHG[2] emissions intensity by **46% vs. 25% target** vs. 2014

Reduced flaring intensity by **59% vs. 50%** target vs. 2014

Set 5-year emission reduction targets for 2025[3]

Reduce operated GHG[2] emissions intensity by **~50%** vs. 2017

Reduce methane emissions intensity by **~50%** vs. 2017

Zero routine flaring

Among the largest private sector funders of forest protection

Strategic agreement with Government of Guyana to purchase high quality carbon credits for minimum of $750MM over 11 years to help protect Guyana's vast forests

Contributing $50MM over 5 years to R&D at Salk Institute

Groundbreaking research to develop plants capable of storing potentially billions of tons of atmospheric carbon per year

Executive compensation tied to EHS and climate change goals

Bakken flaring reduction target part of Annual Incentive Plan for all employees

For more information, please refer to our 2022 Sustainability Report on hess.com

[1] Task Force on Climate Related Financial Disclosures.

[2] Scope 1 and 2.

[3] By year end 2025.

20

Commitment to Sustainability

Values drive value for the benefit of all stakeholders…

HESS

Safety

- ✓ **Commitment to safety** embedded in Hess Values and organizational culture
- ✓ **Emphasize contractor engagement** in support of occupational and process safety goals – contractors represent ~70% of our total workforce hours
- ✓ **Utilize Hess Operational Management System** as an enterprise-wide framework for continuous improvement in safety performance

Social Responsibility

- ✓ Guided by **commitments to international voluntary initiatives** including the U.N. Global Compact
- ✓ Invest in community programs that **make a positive and lasting social impact** with a focus on **education, healthcare and the environment**
- ✓ Committed to fostering a **positive and inclusive work environment** and **promoting diversity and equity** in our company, supply chain and industry

CDP DISCLOSURE INSIGHT ACTION

15 consecutive years Leadership status

Member of Dow Jones Sustainability Indices Powered by the S&P Global CSA

Second year on **DJSI World**; **14** consecutive years on North America Index

MSCI ESG RATINGS AAA

Third year with **AAA rating** after **10** consecutive years with AA rating

FTSE4Good

10 consecutive years on U.S. Index

READERS' CHOICE 2023 TOP 50 EMPLOYERS STEM WORKFORCE DIVERSITY

15 consecutive years as a top diversity employer

Bloomberg Gender-Equality Index 2023

4 consecutive years on Index

HUMAN RIGHTS CAMPAIGN FOUNDATION

Highly ranked for LGBTQ+ practices

Transition Pathway Initiative

Top (Level 4) ranking for climate leadership

Industry leader in ESG performance and disclosure

For more information, please refer to our 2022 Sustainability Report: https://www.hess.com/sustainability/sustainability-reports

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YOUR SUPPORT IS IMPORTANT TO HESS

Your Support is Important to Hess Our Board unanimously recommends that you vote FOR the following ballot items 2024 ANNUAL MEETING PROPOSAL 1: ELECTION OF DIRECTORS PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS PROPOSAL 3: RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS 2024 SPECIAL MEETING PROPOSAL 1: MERGER PROPOSAL PROPOSAL 2: THE NON-BINDING ADVISORY COMPENSATION PROPOSAL 23

APPENDIX

Guyana: Stabroek Block

World class petroleum province with potential for up to 10 FPSOs…

HESS

Asset Highlights

- **Hess** 30% interest; (Operator: ExxonMobil)
- 6.6 million acres (equal to 1,150 GoM blocks) and low entry cost
- 33 major discoveries to date

1. Liza
2. Liza Deep
3. Payara
4. Snoek
5. Turbot
6. Ranger
7. Pacora
8. Longtail
9. Hammerhead
10. Pluma
11. Haimara
12. Tilapia
13. Yellowtail
14. Tripletail
15. Mako
16. Uaru
17. Yellowtail 2
18. Redtail
19. Whiptail
20. Pinktail
21. Cataback
22. Lau Lau
23. Fangtooth
24. Patwa
25. Lukanani
26. Barreleye
27. Seabob
28. Kiru Kiru
29. Yarrow
30. Sailfin
31. Fangtooth SE
32. Lancetfish
33. Bluefin

- Gross production from Liza Phases 1 and 2 and Payara currently >640 MBOD
- 6 sanctioned projects breakeven at oil price of $25 - $35/BBL Brent
- Achieved Payara first oil in Q4 2023
- Sanctioned Whiptail development in April 2024



Water Depth: ~5,500 - 11,000 ft
Drilling TD: ~17,000 - 23,000 ft
Stabroek
ExxonMobil 45% (Op)
Hess 30%
CNOOC 25%
Pacora
Payara
Fangtooth
Liza Deep
Liza
Uaru
Lancetfish
Whiptail
Yellowtail
Pinktail
Longtail
Mako
Redtail
Tripletail
Patwa
HH
Snoek
Fangtooth SE
YT-2
Turbot
Tilapia
Kiru Kiru
Seabob
Catabac
Barreleye
Sailfin
Yarrow
Lukanani
Lau Lau
Bluefin
Pluma
Haimara
Discoveries
Prospects
Hess Block
ExxonMobil 33%
Equinor 33%
Hess 33%
Block 59
Stabroek
Block 42
ExxonMobil 45%
Hess 30%
CNOOC 25%
Shell 33%
Chevron 33%
Hess 33%
30 km

Next Steps

- Progress Yellowtail, Uaru and Whiptail developments for startup in 2025, 2026 and 2027, respectively
- Continue exploration and appraisal program

>11 BBOE gross discovered recoverable resource with multi billion barrels exploration upside

25

Bakken Cash engine generating significant free cash flow… Leading Acreage Position § Focus on efficiencies via Lean application to Divide maximize cash flow and enhance returns Burke Tioga Rail Terminal Kenmare Strategic/ § Advantaged infrastructure delivers transport Tioga Gas Plant Portfolio and market optionality, incremental value and Williams Context sustainability leadership § Plan to continue operating four drilling rigs in Tioga Stanley 2024 Williston Mountrail New Town Johnson’s Corner Hawkeye Facilities § Net production: 182 MBOED Header System Keene 2023 § Drilled 118 wells and brought 113 wells on Watford City Results production Mercer McKenzie § Capex: ~$1.1B Targa JV Gas Plant Grassy Butte Dunn Buelah Killdeer § ~465,000 net acres (Hess ~75% WI, operator) Billings Resource Hess Acreage § EUR: ~2.2 BBOE Metrics 30 Miles § ~1.7 BBOE yet to produce Dickinson Stark Focus on maximizing free cash flow and optimizing infrastructure 26

Southeast Asia: JDA and North Malay Basin

Stable long term free cash flow generation…

Strategic/ Portfolio Context

- 2023 net production of 66 MBOED
- 2023 net capex of $189 MM
- Established operator, strong partnership with PETRONAS


JDA
Thailand
North Malay Basin
Malaysia
30 Miles
Water Depth ~180 ft
Drilling TD ~10,500 ft

Asset Highlights

- Long-term Gas Sales Agreement with Take or Pay
- Production Sharing Contract provides downside protection in low oil price environment
- JDA PSC to 2029, NMB PSC to 2033


JDA


North Malay Basin


Thailand
JDA
NMB
Malaysia
Indonesia

Stable long-term cash generation… Production Sharing Contract provides low price resilience

27

Gulf of Mexico

Significant free cash flow generation, high returns with upside…

Strategic/ Portfolio Context

- 2023 net production 31 MBOED
- 2023 net capex of $290 MM
- Plan is a focused program of tie-backs and greenfield exploration to maintain production and sustain strong cash flow generation


Conger
(Hess)
T-Bells
(Hess)
Baldpate/Penn
State (Hess)
Mississippi Canyon
Green Canyon
Garden Banks
Atwater Valley
Llano
(Shell)
Stampede
(Hess)

Asset Highlights

- Oil discovery at Pickerel-1 infrastructure led exploration well on Mississippi Canyon 727; will be a tie-back to Tubular Bells
- Awarded 20 leases in Lease Sale 261 covering 37,000 net acres

~100
leasehold blocks in the GoM

>20
opportunities being matured


Baldpate/Penn State
Hess 50% WI
Operator


Stampede
Hess 25% WI
Operator


Tubular Bells
Hess 57.14% WI
Operator

Substantial cash engine and platform for future growth

28